Exhibit 99.32

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                 Series 1997-13

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 13-A1.....$      41.20369127     Class 13-B3....$     3.06653188
     Class 13-A2.....$       0.00000000     Class 13-B4....$     3.06651983
     Class 13-A3.....$       3.06653118     Class 13-B5....$     3.06653779
     Class 13-PO.....$       3.45698834     Class 13-R.....$     0.00000000
     Class 13-M......$       3.06652980
     Class 13-B1.....$       3.06653671
     Class 13-B2.....$       3.06652980


     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 13-A1.....$       37.11923585    Class 13-B3....$      0.00000000
     Class 13-A2.....$        0.00000000    Class 13-B4....$      0.00000000
     Class 13-A3.....$        2.76255089    Class 13-B5....$      0.00000000
     Class 13-PO.....$        3.11430266    Class 13-R.....$      0.00000000
     Class 13-M......$        0.00000000
     Class 13-B1.....$        0.00000000
     Class 13-B2.....$        0.00000000

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     iii) The amount of distribution allocable to interest; Pay-out Rate:

     Class 13-A1.....$        5.52910319               6.75000000%
     Class 13-A2.....$        5.62500014               6.75000000%
     Class 13-A3.....$        5.60755307               6.75000000%
     Class 13-M......$        5.60755343               6.75000000%
     Class 13-B1.....$        5.60755283               6.75000000%
     Class 13-B2.....$        5.60754845               6.75000000%
     Class 13-B3.....$        5.60755727               6.75000000%
     Class 13-B4.....$        5.60754347               6.75000000%
     Class 13-B5.....$        5.60738126               6.75000000%
     Class 13-R......$        0.00000000               6.75000000%
     Class 13-S......$        0.00000000                    N/A

     iv)  The amount of distribution allocable to Unanticipated Recoveries:

     Class 13-A1.....$           N/A                        N/A
     Class 13-A2.....$           N/A                        N/A
     Class 13-A3.....$           N/A                        N/A
     Class 13-PO.....$           N/A                        N/A
     Class 13-M......$           N/A                        N/A
     Class 13-B1.....$           N/A                        N/A
     Class 13-B2.....$           N/A                        N/A
     Class 13-B3.....$           N/A                        N/A
     Class 13-B4.....$           N/A                        N/A
     Class 13-B5.....$           N/A                        N/A
     Class 13-R......$           N/A                        N/A

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.........$    42,580.87

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to  principal  made on  such  Distribution  Date:......$192,099,141.81

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.....................            608

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     vii) The  Class  Certificate  Principal  Balance  of  each  Class  and  the
          Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                    Class Certificate            Single
                                    Principal Balance      Certificate Balance
                                    -----------------      -------------------

          Class 13-A1...............$  134,220,145.10      $         941.75
          Class 13-A2...............$   13,804,949.00      $       1,000.00
          Class 13-A3...............$   38,790,601.94      $         993.83
          Class 13-PO...............$      297,464.37      $         992.65
          Class 13-M................$    1,994,391.80      $         993.83
          Class 13-B1...............$      498,598.44      $         993.83
          Class 13-B2...............$      997,195.90      $         993.83
          Class 13-B3...............$      698,037.63      $         993.83
          Class 13-B4...............$      398,878.36      $         993.83
          Class 13-B5...............$      398,879.27      $         993.83
          Class 13-R................$            0.00      $           0.00
          Class 13-S................$  180,029,163.88      $         897.12

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.......................................$           0.00
          unpaid principal balance.........................$           0.00
          number of related mortgage loans.................               0

     ix) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                               Number  7   Principal Balance $  1,979,519.60
               (2)  60-89 days
                               Number  0   Principal Balance $          0.00
               (3)  90 days or more
                               Number  0   Principal Balance $          0.00

          (b)  in foreclosure
                               Number  0   Principal Balance $          0.00

     x)   The Scheduled Principal Balance of any Mortgage Loan replaced pursuant
          to Section 2.03(b):................................$          0.00

     xi)  The  Scheduled  Principal  Balance,  of  any  Modified  Mortgage  Loan
          purchased pursuant to Section 3.01(c): ............$          0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

           Class 13-S: ........................    0.493100%

          1.  Senior Percentage for such Distribution Date: ......  97.47162100%

          2.  Senior Prepayment Percentage for such Distribution
              Date: .............................................. 100.00000000%

          3.  Class A3 Percentage for such Distribution Date: ....  19.67061800%

          4.  Class A3 Prepayment Percentage for such Distribution
              Date: ..............................................   0.00000000%

          5.  Junior Percentage for such Distribution Date: ......   2.52837900%

          6.  Junior Prepayment Percentage for such Distribution
              Date: ..............................................   0.00000000%